UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2006

INTERDENT SERVICE

CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 333-124080

Washington	91-1577891
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

222 No. Sepulveda Blvd., Suite 740,
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 765-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2006, the Compensation Committee of the Board of Directors of InterDent, Inc., the parent company of InterDent Service Corporation (the “Company”) amended the employment agreement of Ivar S. Chhina, President and Chief Executive Officer of the Company. The amendment (“Amendment No. 2”) extends the term of the agreement through December 31, 2008. There were no other material changes to the agreement.

A copy of Amendment No. 2 is attached hereto as Exhibit 10.17. The original employment agreement was filed as an exhibit to our registration statement on Form S-4 filed April 14, 2005.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits

Exhibit No.	Description of Exhibit
10.17	Amendment No. 2 to Employment Agreement by and between the Company and Ivar S. Chhina

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant and co-registrant have duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

InterDent Service Corporation

Date: December 8, 2006

InterDent Service Corporation
(Registrant)

By:	/s/ Ivar S. Chhina
Ivar S. Chhina
President and Chief Executive Officer

InterDent, Inc.
(Co-Registrant)

By:	/s/ Ivar S. Chhina
Ivar S. Chhina
President and Chief Executive Officer